THE CHARLES SCHWAB FAMILY OF FUNDS
SCHWAB ANNUITY PORTFOLIOS
SCHWAB CAPITAL TRUST
SCHWAB INVESTMENTS
SCHWAB STRATEGIC TRUST
LAUDUS TRUST
(all series)
Supplement dated June 1, 2021 to all currently effective Statements of Additional Information (each an SAI and collectively, the SAIs) for each series of the aforementioned Trusts

This supplement provides new and additional information beyond that contained in the SAIs and should be read in conjunction with the SAIs.
Effective June 1, 2021, J. Derek Penn will join the Board of Trustees. As such, the following changes are made to each SAI.
I.
Revised Board of Trustees Table

The Board of Trustees table under the “Management of the Funds” section in each SAI is revised to insert the following information for J. Derek Penn.
Name, Year of Birth, And Position(s) with the Trust; (Term of Office and Length of Time Served)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships During the Past Five Years
J. Derek Penn 1957 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2021)	Head of Equity Sales and Trading (2006 – 2018), BNY Mellon (financial services).	103	None

II.
Revised Individual Trustee Qualifications

The “Individual Trustee Qualifications” section in each SAI is revised to insert the following information for J. Derek Penn.
The Board has concluded that Mr. Penn should serve as trustee of the Trusts because of the experience he gained as head of equity sales and trading of BNY Mellon and his knowledge of and experience in the financial services industry.
III.
Revised Board of Trustees Committee Structures

The “Trustee Committees” section in each SAI is revised as follows:
The members of the Audit, Compliance and Valuation Committee shall be Kiran M. Patel (Chair), John F. Cogan, Kimberly S. Patmore and J. Derek Penn effective June 1, 2021.

IV.
Revised Securities Beneficially Owned By Each Trustee

The Trustee Security Ownership table under the “Securities Beneficially Owned By Each Trustee” section in each SAI is revised to insert the following information for J. Derek Penn.
Name of Trustee	Dollar Range of Trustee Ownership in the Fund	Aggregate Dollar Range of Trustee Ownership in the Family of Investment Companies
INDEPENDENT TRUSTEES
J. Derek Penn	None	None
The paragraph below the Trustee Security Ownership table under the “Securities Beneficially Owned By Each Trustee” section in each SAI is deleted and replaced with the following:
As of December 31, 2020, none of the independent trustees or their immediate family members owned beneficially or of record any securities of CSIM or Schwab or any sub-advisers or the distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with CSIM or Schwab or any sub-advisers or the distributor of the funds, except as follows: J. Derek Penn was the beneficial owner of restricted common stock issued by Bank of New York Mellon Corp (“BNY”). As of December 31, 2020, the holdings of BNY restricted common stock had a market value of  $14,854 and represented substantially less than one percent of the common stock of BNY. The restricted common stock vested and was disposed of after December 31, 2020 and prior to the date of this supplement. BNY is the parent company of Mellon Investments Corporation, a sub-adviser to the Laudus International MarketMasters Fund, and BNY Mellon Investment Servicing (US) Inc., the transfer agent for the series of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG114978-00 (06/21)
00261624